Filed Pursuant to Rule 497(e)
File No. 333-226900; 811-23371

UP Fintech China-U.S. Internet Titans ETF (TTTN)
(THE “FUND”)

Supplement dated October 29, 2020 to the Summary Prospectus, Prospectus and the Statement of Additional Information (“SAI”), as last supplemented

Shares of the Fund will cease trading on the Nasdaq Stock Market LLC (“Nasdaq”) and will be closed to purchase by investors as of the close of regular trading on Nasdaq on November 18, 2020 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.
Shareholders may sell their holdings in the Fund prior to the Closing Date subject to customary brokerage charges. However, from November 18, 2020 through November 25, 2020 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.
On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect certain costs of closing the Fund. Once the distributions are complete, the Fund will terminate.
Wealthn LLC (“Wealthn”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the TIGERSHARES Trust of its view that the Fund could not conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract investment assets, and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Wealthn’s recommendation, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.
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For more information, please contact the Fund at (800) 617-0004.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.